EXHIBIT 99.1

GlobalSantaFe Fleet Status

as of 09.06.07

	Rig Name	Rated Water Depth	Rig Design	Location	Change from Previous Month	Status	Start Date	Estimated Current Contract End Date	Dayrate (in thousands) - See Note 1 Below	Additional Commitments and Other Information - See Note 2 below
JACKUPS (43)
1	GSF Adriatic I	300’	MLT 116-C	Angola		Contracted	early Apr 07	early Apr 09	high $180s
2	GSF Adriatic II	350’	MLT 116-C	Angola		Contracted	late May 07	late May 09	high $180s	(5-day survey late Aug 07 to early Sep 07 at zero dayrate)
3	GSF Adriatic III	350’	MLT 116-C	Gulf of Mexico	YES	Idle	mid Aug 07			7-days idle Jun 07 and 14-days idle early Jul 07 at zero dayrate; worked mid July 07 to mid Aug 07 at $100
4	GSF Adriatic V	300’	MLT 116-C	Angola		Contracted	early Apr 07	late Mar 09	high $180s	(4-day survey mid May 07 at zero dayrate)
5	GSF Adriatic VI	300’	MLT 116-C	Ghana	YES	Contracted	mid Aug 07	mid Nov 07	low $180s	Followed by 1-month contract in mid $190s (Gabon); followed by 9-month contract in low $210s (Nigeria)
6	GSF Adriatic VIII	328’	MLT 116-C	Nigeria		Contracted	late Mar 07	early Apr 09	high $180s	(7-day inspection early Aug 07 at zero dayrate)
7	GSF Adriatic IX	350’	MLT 116-C	Gabon		Contracted	early Jan 07	early Jul 08	mid $150s	Followed by 1-year contract in high $180s; (10-days inspection early Jul 07 at zero dayrate)
8	GSF Adriatic X	350’	MLT 116-C	Egypt	YES	Contracted	early Nov 06	early Nov 08	low $160s	(9-days inspection late Jul 07 to early Aug 07 in high $140s; 5-day idle mid Aug 07 at zero dayrate)
9	GSF Adriatic XI	300’	MLT 116-C	Vietnam		Contracted	early Jul 07	late Jun 08	low $210s	(4-days repairs early May 07 at zero dayrate)
10	GSF Baltic	375’	MLT SUPER300	Nigeria		Contracted	mid May 07	early May 09	at $205
11	GSF Britannia	200’	Bret Engineering	UK North Sea		Contracted	mid Feb 07	mid Feb 08	low $60s	Followed by 1-year option in low $60s; (22-day survey early Apr 07 at zero dayrate)
12	GSF Compact Driller	300’	MLT 116-C	Thailand		Contracted	early Sep 02	late Oct 07		Dayrate adjusted every 3-months based on market dayrate; dayrate for Jul 07 thru Sep 07 estimated in mid $180s; followed by 18-month contract in low $210s if in Cambodia or mid $190s if in Thailand (7-days inspection early Sep 07 at zero dayrate)
13	GSF Constellation I	400’	F&G JU 2000	Trinidad	YES	Contracted	late Aug 07	late Aug 09	high $210s
14	GSF Constellation II	400’	F&G JU 2000	Egypt		Contracted	late Mar 07	late Mar 10	low $190s
15	GSF Galaxy I	400’	F&G L-780 Mod VI	UK North Sea		Contracted	late Aug 05	mid Feb 08	at $100	Followed by 1-month contract at $105; followed by 3-month contract at $300; followed by 3 1/2-month contract at $100; followed by 6-month contract in mid $110s; followed by 3-month contract in high $220s
16	GSF Galaxy II	400’	KFELS Mod VI	UK North Sea	YES	Contracted	mid Jul 07	late Nov 07	at $320	Followed by 1-month contract at $300; (4 1/2 -month contract from mid Jul 07 to late Nov 07 and 1-month contract late Nov 07 to late Dec 07 both with ADT Int’l. See Note 3 below); (9-days idle at zero dayrate early Apr 07; 14-day survey early Sep 08 at zero dayrate)
17	GSF Galaxy III	400’	KFELS Mod VI	UK North Sea		Contracted	mid Feb 07	late Sep 07	at $108	Followed by 9-month contract at $109; followed by 14-day survey early Jul 08 at zero dayrate; followed by 24-month priced option at $109
18	GSF Galveston Key	300’	MLT 116-C	Vietnam	YES	Contracted	late Mar 06	late Mar 08	high $140s	(14-days repairs late Aug 07 to early Sept 07 at zero dayrate)
19	GSF High Island I	250’	MLT 82-SD-C	Gulf of Mexico	YES	Contracted	mid Jul 07	early Oct 07	low $70s	(30-days idle Apr 07 at zero dayrate; 8-days idle May 07 at zero dayrate; 15-days idle late Jun 07 at zero dayrate; 19-days idle early Jul 07 at zero dayrate; 150-days repairs early Jan 08 to late May 08 at zero dayrate)
20	GSF High Island II	270’	MLT 82-SD-C	Arabian Gulf		Contracted	late Jul 07	late Jul 11	mid $160s
21	GSF High Island IV	270’	MLT 82-SD-C	Arabian Gulf		Contracted	mid May 07	mid May 11	mid $160s
22	GSF High Island V	270’	MLT 82-SD-C	Gabon	YES	Committed	early Jun 07	late Jun 08	mid $150s	(20-days repairs mid Apr 07 to early May 07 at zero dayrate)
23	GSF High Island VII	250’	MLT 82-SD-C	Cameroon		Contracted	early Feb 07	early Sep 08	low $160s	(7-days inspections early Jul 07 at zero dayrate)
24	GSF High Island VIII	250’	MLT 82-SD-C	Gulf of Mexico	YES	Contracted	early Sep 07	late Sep 07	mid $70s	Followed by 1-month option mid $70s; (Idle 28-days Apr 07 at zero dayrate; idle 7-days early Jun 07 at zero dayrate; 3-day idle late Aug 07 at zero dayrate; 15-day idle early Mar 08 at zero dayrate)
25	GSF High Island IX	250’	MLT 82-SD-C	Nigeria		Contracted	late Jun 07	late Jun 09	low $150s	(16-day downtime late May 07 to mid Jun 07 at zero dayrate; 7-day inspection early Aug 07 at zero dayrate)
26	GSF Key Gibraltar	300’	MLT 84-C (modified)	Thailand		Contracted	early Jul 07	mid Oct 07	low $190s	Followed by 1-year contract at $205
27	GSF Key Hawaii	300’	Mitsui 300-C	Qatar		Contracted	late Jul 07	late Jul 09	mid $170s	9-days idle late jun 07 at zero dayrate; 24-days idle Jul 07 at zero dayrate
28	GSF Key Manhattan	350’	MLT 116-C	Egypt	YES	Contracted	early Jul 06	mid Aug 08		(first year in mid $130s; second year in mid $150s; 14-days inspection mid Aug 07 in low $150s)
29	GSF Key Singapore	350’	MLT 116-C	Egypt	YES	Contracted	early Jun 06	late Mar 08		(first year in mid $130s; second 9 1/2-months in mid $150s) Followed by 45-days repairs and MOB late Mar 08 to early May 08 at zero dayrate; followed by 24 days early May 08 to late May 08 in mid $150s (6-days repairs mid Aug 07 in low $150s)
30	GSF Labrador	300’	CFEMT-2005-C	UK North Sea		Contracted	late Mar 07	late Nov 07	low $170s	Followed by 6-month contract in low $220s; followed by 15-day survey mid May 08 at zero dayrate; (1-day repair mid Apr 07 at zero dayrate; 20-days repairs early May 07 at zero dayrate)
31	GSF Main Pass I	300’	F&G L780-II	Arabian Gulf		Contracted	mid Jul 07	late Jul 11	mid $160’s
32	GSF Main Pass IV	300’	F&G L780-II	Arabian Gulf	YES	Contracted	late Jul 07	late Jul 11	mid $160s
33	GSF Magellan	350’	F&G L-780 Mod V	UK North Sea		Committed	early Jul 07	early Sept 07	at $300	Followed by 5-month commitment at $145; followed by 14-days inspection in mid $110s; followed by 14-days inspection at zero dayrate; followed by 5-month commitment at $300 with ADT Int’l (see Note 3 below)
34	GSF Monarch	350’	F&G L-780 Mod V	UK North Sea		Contracted	mid Mar 07	mid Mar 08	mid $70s	Followed by 1-year option in mid $70s
35	GSF Monitor	350’	F&G L-780 Mod V	Trinidad		Contracted	mid Mar 06	late Mar 09	high $140s	(2-days repairs late Apr 07 at zero dayrate)
36	GSF Parameswara	300’	Baker Marine BMC 300 IC	Indonesia	YES	Contracted	mid Oct 05	late Jun 08	at $101	Followed by 7-month priced option at $106; (21-days inspection and repairs early Feb 08 at zero dayrate)
37	GSF Rig 103	250’	MLT 52-C	Qatar	YES	Inspection	mid Aug 07	mid Sep 07		Followed by 5-month contract in low $170s
38	GSF Rig 105	250’	MLT 52-C	Gulf of Suez	YES	Contracted	mid Mar 07	mid Mar 08	low $90s	(11-day repair late Aug 07 to mid Sept 07 in low $60s; followed by 19-day repair in Sept 07 zero dayrate)
39	GSF Rig 124	250’	Modec 200C-45	Gulf of Suez		Contracted	mid Apr 07	mid Sep 08	low $110s	(1-day inspections early Sep 07 at zero dayrate; 6-days inspections early Sep 07 at $107)
40	GSF Rig 127	250’	F&G L-780 Mod II	Qatar		Contracted	early Jun 07	early Jun 09	mid $140s
41	GSF Rig 134	300’	F&G L-780 Mod II	Malaysia		Contracted	early Apr 07	early Apr 10	mid $160s
42	GSF Rig 136	300’	F&G L-780 Mod II	Indonesia	YES	Contracted	early May 07	mid Nov 07	low $210s	Followed by 4-month commitment mid Nov 07 thru mid Mar 08 in mid $180s. (2-days maintenance late Apr 07 at zero dayrate).
43	GSF Rig 141	250’	MLT 82-SD-C	Gulf of Suez	YES	Contracted	early Feb 07	mid Sep 07	mid $110s	Followed by 6-days inspection at zero dayrate; followed by 1-year commitment in mid $110s
SEMISUBMERSIBLES (11)
1	GSF Aleutian Key	2,300’	F&G Enhanced Pacesetter	Angola		Contracted	mid Dec 06	mid Jul 08	low $350s	Followed by 1-year commitment in low $350s (7-days inspections early Nov 07 at zero dayrate)
2	GSF Arctic I	3,400’	F&G L-907	Gulf of Mexico	YES	Contracted	mid Aug 07	early Oct 07	mid $260s	Followed by 45-days upgrades early Oct 07 thru mid Nov 07 at zero dayrate; followed by 2-month MOB to Brazil in mid $260s; followed by 32 1/2-month contract in low $270s
3	GSF Arctic II	1,200’	F&G L-907	UK North Sea	YES	Contracted	mid May 07	mid Sept 07	mid $360s	Followed by 2-month contract in low $380s with ADT INT’L (See Note 3 below); followed by 4-month contract in mid $360s; followed by 2-month contract in mid $420s; followed by 35-days repairs mid May 08 to mid Jun 08 at zero dayrate.
4	GSF Arctic III	1,800’	F&G L-907	UK North Sea	YES	Contracted	late Jan 07	early Feb 08	low $350s	Followed by 32-day survey early Feb 08 to mid Mar 08 at zero dayrate
5	GSF Arctic IV	1,800’	F&G L-907	UK North Sea	YES	Contracted	early Sep 07	late Aug 10	mid $270s	(35-days inspections mid Apr 07 to mid May 07 at zero dayrate; 1-day repair late Aug 07 at zero dayrate)
6	GSF Celtic Sea	5,750’	F&G L-907	Brazil	YES	Contracted	mid Aug 07	early Nov 07	high 340’s	Followed by 2-month MOB to GOM in high $340s; followed by 4 1/2-month contract in mid $330s; followed by 2-month upgrades at zero dayrate late May 08 thru mid Jul 08; followed by 2-year contract at dayrate between high $450s and mid $480s depending on location, either Brazil or Nigeria
7	GSF Development Driller I	7,500’	F&G ExD	Gulf of Mexico		Contracted	mid Jun 06	mid Jun 08	low $210s	Followed by 4-year contract in low $510s; (1-day downtime late Apr 07 at zero dayrate)
8	GSF Development Driller II	7,500’	F&G ExD	Gulf of Mexico		Contracted	mid Nov 05	mid Nov 08	high $190s
9	GSF Grand Banks	1,500’	AKER H-3.2	East Canada		Contracted	mid Jan 06	mid Jan 08	mid $140s	(7-days repair late Jul 07 in low $70s)
10	GSF Rig 135	2,400’	F&G 9500 Enhanced Pacesetter	Equatorial Guinea	YES	Idle	early Sep 07	mid Oct 07		Followed by 26-month contract in mid $320s (Congo); followed by 4-month contract in low $380s (See Note 4 below)
11	GSF Rig 140	2,400’	F&G 9500 Enhanced Pacesetter	Angola		Contracted	late Jun 07	mid Jun 09	at $305	(45-days upgrades all Apr 07 through mid May 07 at zero dayrate; 37-days repairs and moving mid May 07 to late Jun 07 in mid $280s; 7-days repairs early Jul 07 at zero dayrate)
DRILLSHIPS (3)
1	GSF C.R. Luigs	9,000’	GMDC	Gulf of Mexico	YES	Contracted	mid Sep 06	mid Sep 07	mid $220s	Followed by 2-year contract in low $390s; followed by 4-year contract in low $510s; (4-days repairs late May 07 to early Jun 07 at zero dayrate; 17-day inspection late Jul 07 to early Aug 07 at zero dayrate)
2	GSF Explorer	7,800’	GMDC	Angola	YES	Contracted	mid Jun 07	late Jul 09	mid $420s	Followed by 3-month contract in low $450s; followed by 3-month priced option in low $450s; (6-days inspections early May 07 at zero dayrate; 13-day repairs mid Jul 07 at zero dayrate; 3-day repair mid Aug 07 at zero dayrate)
3	GSF Jack Ryan	8,000’	GMDC	Nigeria	YES	Contracted	early Jun 07	early Jun 09	high $290s	Followed by 4-year contract in mid $420s; (14-days MOB and upgrades mid Apr 07 at zero dayrate (2-days repairs early Jun 07 at zero dayrate)

	Owned by Third Party (2)	Rated Drilling Depth	Rig Design	Location	Change from Previous Month	Status	Start Date	Estimated Current Contract End Date	Dayrate (in thousands) - See Note 1 Below	Additional Commitments and Other Information - See Notes 2 and 3 below
1	Dada Gorgud	1,557’	F&G Pacesetter	Caspian Sea		Contracted	early Jan 07	Evergreen	high $80s
2	Istiglal	2,297’	F&G Pacesetter	Caspian Sea		Contracted	early Jan 07	Evergreen	mid $90s

Note 1: In addition to the dayrate revenues set forth in this fleet status table, the company receives other miscellaneous contract drilling revenues not included in the table. These revenues are the result of rig mobilization fees and miscellaneous fees including catering, labor, material, rental, handling, and incentive bonuses. During the first and second quarters of 2007, other miscellaneous contract drilling revenues totaled $30.8 million and $33.3 million, respectively. For the third and fourth quarters of 2007, we anticipate that other miscellaneous contract drilling revenues will be approximately $28.9 million and $27.2 million, respectively, but such revenues could vary due to the type of services provided.

In addition to other miscellaneous contract drilling revenues, the company receives contract drilling expense reimbursements. During the first and second quarters of 2007, contract drilling expense reimbursements totaled $11.2 million and $27.5 million, respectively. For the third and fourth quarters of 2007, we anticipate that contract drilling expense reimbursements will be approximately $12.9 million and $17.5 million, respectively, but such reimbursements could vary due to the type of services provided.

Note 2: Customer commitments referred to in this column are evidenced by formal contracts only when so noted. There is no implication of guarantee that present commitments not yet evidenced by contracts will result in contracts or that such contracts will be on terms identical to the commitments. In addition, the duration of commitments and contracts indicated in this column is, in some cases, an estimate based on the number of wells to be drilled pursuant to such commitments and contracts.

Note 3: For the period of time the GSF Arctic II, the GSF Galaxy II and the GSF Magellan are contracted to Applied Drilling Technology International, the drilling management services division of the Company’s U.K. operating subsidiary, accounting rules require that we eliminate the revenues that relate to those contracts. Consolidated operating income will not be effected by these eliminations.

Note 4: On June 30, 2007, the riser for GSF Rig 135 was lost at sea when the transport vessel capsized. The estimate for commencement of the contract in the Congo with the replacement riser is October 15, 2007. The Company is evaluating insurance coverage for damages arising out of this event.

Forward-Looking Statements:

Under the Private Securities Litigation Reform Act of 1995, companies are provided a “safe harbor” for discussing their expectations regarding future performance. We believe it is in the best interests of our shareholders and the investment community to use these provisions and provide such forward-looking information. We do so in this current report on Form 8-K and in other communications. Our forward-looking statements include things such as: (a) the anticipated amounts of miscellaneous contract drilling revenues and contract drilling expense reimbursements; (b) estimated dayrates; (c) current term, start and end dates of contracts; and (d) other statements that are not historical facts.

Our forward-looking statements speak only as of the date of this current report on Form 8-K and are based on available industry, financial and economic data and our operating and financing plans as of that date. They are also inherently uncertain, and investors must recognize that events could turn out to be materially different from what we expect.

Factors that could cause or contribute to such differences include, but are not limited to: (a) industry fleet capacity; (b) competition; (c) regulatory initiatives; (d) operating hazards; and (e) such other risk factors as may be discussed in our latest annual report on Form 10-K and subsequent reports filed with the U.S. Securities and Exchange Commission.

We caution investors not to place undue reliance on forward-looking statements, and do not undertake any obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other such factors that affect the subject of these statements, except where expressly required by law.

Definitions:

low = 0, 1, 2, 3.999 ie: 50,000 - 53,999

mid = 4, 5, 6.999 ie: 54,000 - 56,999

high = 7, 8, 9.999 ie: 57,000 - 59,999